UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2026

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INTEGER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5830 Granite Parkway, Suite 1150

Plano, Texas 75024

(Address of Principal Executive Offices) (Zip Code)

(214) 618-5243

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2026 (the “Effective Date”), Integer Holdings Corporation (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) by and among the Company, Irenic Capital Management LP, a Delaware limited partnership, Irenic Capital Management GP LLC, a Delaware limited liability company, Irenic Capital Evergreen Master Fund LP, a Cayman Islands limited partnership, and Irenic Capital Evergreen Fund GP LLC, a Delaware limited liability company (together, the “Irenic Parties”).

Pursuant to the Cooperation Agreement,  the Company has agreed, among other things, (i) to appoint (a) James F. Flanagan (the “New Company Director”); and (b) Aaron Kapito (the “Investor Designated Director”, and together with the New Company Director, the “Cooperation Agreement Directors”) to the Company’s Board of Directors (the “Board”) and (ii) that two incumbent Directors (to be determined) will not stand for re-election to the Board at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”).

The Cooperation Agreement further provides that in the event that the Investor Designated Director is unable or unwilling to serve as a Director, resigns as a Director, is removed as a Director or ceases to be a Director of the Company for any other reason prior to the expiration of the Cooperation Period (as defined below), the Irenic Parties shall be entitled to designate a substitute director, subject to the approval of the Corporate Governance and Nominating Committee of the Board (such approval not to be unreasonably withheld, conditioned or delayed); provided, that, in each case, at such time the Irenic Parties beneficially own a “net-long position” of, or have aggregate net-long economic exposure to, at least 1.5% of the Company’s then-outstanding common stock.

The Company has also agreed that the Board shall appoint the Investor Designated Director to each of the Board’s (x) Technology Strategy Committee and (y) either the Compensation and Organization Committee or the Corporate Governance and Nominating Committee.

The Cooperation Agreement includes certain voting commitments, customary standstill restrictions and mutual non-disparagement provisions that remain in place until the earlier of (x) the date that is 30 calendar days prior to the advance notice deadline under the Company’s Amended and Restated By-laws for the nomination of non-proxy access director candidates for election to the Board at the Company’s 2027 Annual Meeting of Stockholders and (y) the one year anniversary of the Effective Date (such period, the “Cooperation Period”). In addition, the Irenic Parties have agreed to irrevocably withdraw their nomination notice regarding their slate of proposed director nominees for election and bylaw proposal at the 2026 Annual Meeting.

In connection with the Cooperation Agreement, the Board agreed to limit the size of the Board to no more than (i) 13 members until the 2026 Annual Meeting and (ii) 11 members as of the conclusion of the 2026 Annual Meeting until the expiration of the Cooperation Period.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

The Cooperation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Cooperation Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(d)

Pursuant to the Cooperation Agreement, the Board appointed the Cooperation Agreement Directors as members of the Board, at which time it also increased the size of the Board to 13, effective March 12, 2026. Further, the Board will include the Cooperation Agreement Directors as part of the Company’s slate of nominees for election to the Board at the 2026 Annual Meeting. The term for each Cooperation Agreement Director will continue until the 2026 Annual Meeting and until his successor is elected and qualified or until his earlier death, resignation or removal.

The Cooperation Agreement Directors will be entitled to receive compensation in accordance with the Company’s Director Compensation Policy and as such compensation was described in the Company’s Annual Proxy Statement, filed with the Securities and Exchange Commission on April 7, 2025.

Mr. Flanagan will serve as a member of the Audit Committee, Mr. Kapito will serve as a member of  the Compensation and Organization Committee, and each of Messrs. Flanagan and Kapito will serve as members of the Technology Strategy Committee.

There are no arrangements or understandings between any of the Cooperation Agreement Directors and any other person pursuant to which each was selected as a director, other than with respect to the matters referenced under Item 1.01 of this Current Report on Form 8-K.

There have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding the Cooperation Agreement Directors that are required to be disclosed by Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01. Regulation FD Disclosure.

On March 12, 2026, the Company issued a press release announcing its entry into the Cooperation Agreement and the appointments of the Cooperation Agreement Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Cooperation Agreement, by and among the Company, Irenic Capital Management LP, Irenic Capital Management GP LLC, Irenic Capital Evergreen Master Fund LP and Irenic Capital Evergreen Fund GP LLC, dated as of March 9, 2026
99.1	Press Release dated March 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGER HOLDINGS CORPORATION

Date: March 12, 2026	By:	/s/ Lindsay K. Blackwood
Lindsay K. Blackwood
Senior Vice President, General Counsel and Corporate Secretary